UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

HOME PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13136	16-1455126
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

850 Clinton Square
Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 546-4900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 22, 2015, Home Properties, Inc., a Maryland corporation (the “Company”), Home Properties, L.P., a New York limited partnership (the “Operating Partnership”), LSREF4 Lighthouse Acquisitions, LLC, a Delaware limited liability company (“Parent”), LSREF4 Lighthouse Corporate Acquisitions, LLC, a Maryland limited liability company and wholly-owned subsidiary of Parent (“MergerSub”), LSREF4 Lighthouse Operating Acquisitions, LLC, a New York limited liability company and wholly-owned subsidiary of MergerSub (“Partnership MergerSub”), and UDR, Inc., a Maryland corporation (“UDR”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for (i) the redemption by the Operating Partnership of limited partnership units of limited partners of the Operating Partnership (other than the Company or any of its subsidiaries) (the “outside limited partners”) who have timely elected to have some or all of their limited partnership units redeemed (the “Redemption”), (ii) the merger of Partnership MergerSub with and into the Operating Partnership (the “Partnership Merger”), with the Operating Partnership continuing as the surviving entity, and (iii) the merger of the Company with and into MergerSub (the “Company Merger” and together with the Partnership Merger, the “Mergers”), with MergerSub continuing as the surviving entity and a wholly-owned subsidiary of Parent. The board of directors of the Company (the “Company Board”) has unanimously approved the Merger Agreement, the Redemption, the Mergers and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), including each share of Company Common Stock subject to restrictions or conditions, issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive an amount in cash equal to $75.23 (the “Company Common Share Merger Consideration”), without interest.  Under the terms of the Merger Agreement, the Company is not permitted to pay further dividends on Company Common Stock, except as is necessary for the Company to maintain its status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), and avoid the imposition of corporate level tax or excise tax under Section 4981 of the Code, which authorization, declaration and payment of any such dividend would reduce the Company Common Share Merger Consideration on a dollar-for-dollar basis.

In addition, immediately prior to the Company Merger Effective Time:

•                  each option to purchase Company Common Stock will be fully vested, and converted into the right to receive, at the Company Merger Effective Time an amount in cash equal to the product of (x) the total number of shares of Company Common Stock subject to such option and (y) the excess, if any, of the amount of the Company Common Share Merger Consideration over the exercise price per share of Company Common Stock subject to such option, with the aggregate amount of such payment rounded down to the nearest cent (less applicable withholding taxes); and

•                  each restricted stock unit of the Company will be fully vested (with the number of shares of Company Common Stock underlying such restricted stock unit subject to performance-based vesting that will not exceed an agreed upon percentage of the target number of shares of Company Common Stock subject to such award), and all shares of Company Common Stock represented thereby will be considered outstanding and subject to the right to receive the Company Common Share Merger Consideration (less applicable withholding taxes) at the Company Merger Effective Time.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Redemption (the “Redemption Effective Time”), each limited partnership unit of the Operating Partnership (a “Home OP Unit”) that each outside limited partner has timely elected to have redeemed will be redeemed by the Operating Partnership in exchange for:

•                  2.15 (the “Exchange Ratio”)  limited partnership units (“UDR Partnership Units”) in UDR Lighthouse DownREIT L.P., a Delaware limited partnership to be formed by UDR and its affiliates for purposes of this transaction (“UDR DownREIT Partnership”);

•                  $3.01 in cash (the “Cash Consideration”), which is based on $1.40 for each UDR Partnership Unit received by such outside limited partner; and

•                  the right to subscribe for and purchase 2.15 shares of Series F Preferred Stock, par value $0.01 per share, of UDR (“UDR Preferred Stock”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each Home OP Unit that has not been exchanged for UDR Partnership Units, cash and the right to subscribe for and purchase Series F Preferred Stock as described above will be converted into the right to receive an amount in cash equal to $75.23 (the “Partnership Merger Consideration”), without interest.

The Merger Agreement contains certain customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its business in all material respects in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Merger and covenants prohibiting the Company and its subsidiaries and representatives, from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.

However, the Company and its subsidiaries and representatives may solicit, provide information and enter into discussions concerning proposals relating to alternative business combination transactions until July 22, 2015, and thereafter, until the receipt of the approval of the Company Merger and the Merger Agreement by the Company’s stockholders, the Company may continue to participate in such discussions with any third party who submitted a proposal prior to July 22, 2015 if the Company Board has determined in good faith following consultation with its legal and financial advisors that such proposal is or is reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement). In addition, prior to the approval of the Company Merger and the Merger Agreement by the Company’s stockholders, the Company Board may in certain circumstances effect a Change in Recommendation (as defined in the Merger Agreement), subject to complying with specified notice and other conditions set forth in the Merger Agreement.

In addition, at Parent’s request, the Company will deliver a notice of prepayment or redemption to each holder of the Company’s 4.46% Senior Guaranteed Notes, Series A, due December 19, 2018, and 5.00% Senior Guaranteed Notes, Series B, due December 19, 2021, in accordance with the Notes Purchase Agreement, dated as of December 19, 2011, by and between Home Properties, L.P., Home Properties, Inc. and the purchasers set forth therein, and the Company’s 4.16% Senior Guaranteed Notes due June 27, 2019, in accordance with the Notes Purchase Agreement, dated as of December June 27, 2012, by and between Home Properties, L.P., Home Properties, Inc. and the purchasers set forth therein.  The notice of prepayment or redemption will be delivered with sufficient advance notice to enable such notes to be prepaid or redeemed on the closing date of the Mergers.

The consummation of the Mergers is subject to certain closing conditions, including, among others: (i) approval of the Partnership Merger and the Merger Agreement by the affirmative vote of a majority of the outstanding limited partnership interests of the Operating Partnership held by outside limited partners; (ii) approval of the Company Merger and the Merger Agreement by the affirmative vote of a majority of the outstanding shares of Company Common Stock as of the record date for the special meeting of stockholders of the Company; (iii) the consummation of the transactions contemplated by the Contribution Agreement (defined below); (iv) the consummation of the Redemption; (v) the absence of a material adverse effect on either the Company or Parent; and (vi) the receipt by Parent of a tax opinion relating to the REIT status of the Company.  The obligations of the parties to consummate the Redemption or the Mergers are not subject to any financing condition or the receipt of any financing by Parent, MergerSub or Partnership MergerSub.

The Merger Agreement may be terminated under certain circumstances, including by either party (i) if the Mergers have not been consummated on or before the outside date of December 31, 2015, (ii) if a final and non-appealable order of a governmental authority is entered prohibiting or disapproving the transactions, (iii) upon a failure of the Company to obtain approval of its stockholders to the Company Merger, or (iv) upon a failure of the Operating Partnership to obtain approval of its outside limited partners to the Partnership Merger.  The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Parent may be required to pay the Company a termination fee of $300 million, and UDR will be entitled to receive a portion of such termination fee.  The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of either $50 million or $150 million (and UDR will be entitled to receive a portion of such termination fee (if the $150 million termination fee is paid) and be reimbursed its transaction expenses) or reimburse Parent’s transaction expenses up to $35 million.  In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, UDR may be required to pay Parent and the Company a termination fee of $90 million, of which the Company will receive $55 million and Parent will receive $35 million.  Under certain circumstances, including upon payment of the applicable termination fee, the Company is permitted to terminate the Merger Agreement to enter into a definitive agreement with a third party with respect to a Superior Proposal (as defined in the Merger Agreement).

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Operating Partnership, Parent, MergerSub, Partnership MergerSub or UDR. In particular, the assertions embodied in the representations and warranties of the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure schedules provided by the Company and the Operating Partnership to the other parties in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company, the Operating Partnership, Parent, MergerSub, Partnership MergerSub or UDR at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Contribution Agreement

On June 22, 2015, the Operating Partnership, UDR, United Dominion Realty, L.P., a Delaware limited partnership (“UDR Partnership”), and Parent entered into a definitive Contribution Agreement (the “Contribution Agreement”).  The Contribution Agreement provides that, upon the terms and subject to the conditions set forth in the Contribution Agreement, the Operating Partnership will contribute or cause to be contributed a portfolio of up to six properties to UDR DownREIT Partnership, and UDR DownREIT Partnership will assume certain outstanding indebtedness secured by the contributed properties, in exchange for aggregate consideration of (i) 2.15 UDR Partnership Units, (ii) $3.01 in cash, and (iii) the right to subscribe for 2.15 shares of UDR Preferred Stock, for each Home OP Unit that the outside limited partners elect to have redeemed (the “Operating Partnership Contribution”).  The Contribution Agreement also provides that, upon the terms and subject to the conditions set forth in the Contribution Agreement, UDR and UDR Partnership will contribute or cause to be contributed cash and a portfolio of up to seven properties to UDR DownREIT Partnership, and UDR DownREIT Partnership will assume certain outstanding indebtedness secured by the contributed properties, in exchange for UDR Partnership Units (the “UDR Contribution” and together with the Operating Partnership Contribution, the “Contributions”).  The Company Board has unanimously approved the Contribution Agreement, the Operating Partnership Contribution and the other transactions contemplated by the Contribution Agreement.

The Contribution Agreement contains certain customary representations, warranties and covenants, including, among others, covenants by the Operating Partnership to cause the properties to be operated in the ordinary course of business consistent with past practice.

The consummation of the Contributions is subject to certain customary closing conditions, including, among others, the satisfaction (or waiver) of certain conditions to closing set forth in the Merger Agreement.

The Contribution Agreement automatically terminates upon the termination of the Merger Agreement.  In addition, UDR or UDR Partnership may terminate the Contribution Agreement if the Contributions have not been consummated on or before the outside date of December 31, 2015.

A copy of the Contribution Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference. The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement. The Contribution Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Operating Partnership, UDR, UDR Partnership or Parent. In particular, the assertions embodied in the representations and warranties of the Contribution Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure schedules provided by the Operating Partnership to the other parties in connection with the signing of the Contribution Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Contribution Agreement are not necessarily characterizations of the actual state of facts about the Operating Partnership, UDR, UDR Partnership or Parent at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain the required stockholder approval to consummate the proposed Company Merger; the ability of the Operating Partnership to obtain the required outside limited partner approval to consummate the proposed Partnership Merger; the satisfaction or waiver of other conditions in the Merger Agreement and/or the Contribution Agreement; the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement and/or the Contribution Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the risk that the Company Merger, the Partnership Merger or the other transactions contemplated by the Merger Agreement and/or the Contribution Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy; changes in economic cycles; and competition within the multifamily residential real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on February 24, 2015. Any forward-looking statement speaks only as of the date of this report and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions, the Company expects to file with the SEC a proxy statement, which proxy statement will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. The Company also plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.homeproperties.com, or by directing a written request to Home Properties, Inc. at 850 Clinton Square, Rochester, New York 14604, Attention: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about the Company’s directors and executive officers in the Company’s definitive proxy statement filed with the SEC on March 27, 2015 in connection with its 2015 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2015, the Company Board approved an amendment to the Company’s Third Amended and Restated Bylaws (the “Bylaws”), effective as of such date (the “Bylaw Amendment”), to add a new Article IX after existing Article VIII that provides that, unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought in the right or on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director, officer or other employee or agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any director, officer or other employee or agent of the Company arising pursuant to any provision of the Maryland General Corporation Law (including, without limitation, Section 2-401 thereof), the charter of the Company or the Bylaws, or (d) any action asserting a claim against the Company or any director, officer or other employee or agent of the Company that is governed by the internal affairs doctrine.

A copy of the Bylaw Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On June 22, 2015, the Company issued a press release announcing the execution of the Merger Agreement and the Contribution Agreement.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
2.1

Agreement and Plan of Merger by and among Home Properties, Inc., Home Properties, L.P., LSREF4 Lighthouse Acquisitions, LLC, LSREF4 Lighthouse Corporate Acquisitions, LLC, LSREF4 Lighthouse Operating Acquisitions, LLC and UDR, Inc., dated June 22, 2015*

2.2	Contribution Agreement by and among Home Properties, L.P., UDR, Inc., United Dominion Realty, L.P. and LSREF4 Lighthouse Acquisitions, LLC, dated June 22, 2015*

3.1	First Amendment to Third Amended and Restated Bylaws of Home Properties, Inc., effective June 21, 2015

99.1	Press release of Home Properties, Inc., dated June 22, 2015

*                 Home Properties, Inc. has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME PROPERTIES, INC.

June 22, 2015	/s/ Edward J. Pettinella
Edward J. Pettinella
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1

Agreement and Plan of Merger by and among Home Properties, Inc., Home Properties, L.P., LSREF4 Lighthouse Acquisitions, LLC, LSREF4 Lighthouse Corporate Acquisitions, LLC, LSREF4 Lighthouse Operating Acquisitions, LLC and UDR, Inc., dated June 22, 2015*

2.2	Contribution Agreement by and among Home Properties, L.P., UDR, Inc., United Dominion Realty, L.P. and LSREF4 Lighthouse Acquisitions, LLC, dated June 22, 2015*

3.1	First Amendment to Third Amended and Restated Bylaws of Home Properties, Inc., effective June 21, 2015

99.1	Press release of Home Properties, Inc., dated June 22, 2015

*                 Home Properties, Inc. has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.